Exhibit (a)(20)

MARSHALL FUNDS, INC.

AMENDMENT NO. 19

TO

ARTICLES OF INCORPORATION

The undersigned officer of Marshall Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1002 of the Wisconsin Statutes, the following Amendment was duly adopted to (1) create the Marshall Emerging Markets Equity Fund as an additional class of common stock with Series A, Series Y and Series I series of shares; (2) create the Marshall Core Plus Bond Fund as an additional class of common stock with Series Y and Series I series of shares; and (3) create the Marshall Corporate Income Fund as an additional class of common stock with Series A, Series Y and Series I series of shares.

“Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Advisor Class
Marshall Large-Cap Value Fund	Series A	Indefinite
Marshall Government Income Fund	Series A	Indefinite
Marshall Short-Intermediate Bond Fund	Series A	Indefinite
Marshall Mid-Cap Growth Fund	Series A	Indefinite
Marshall Prime Money Market Fund	Series A	Indefinite
Marshall Short-Term Income Fund	Series A	Indefinite
Marshall Large-Cap Growth Fund	Series A	Indefinite
Marshall Mid-Cap Value Fund	Series A	Indefinite
Marshall International Stock Fund	Series A	Indefinite
Marshall Small-Cap Growth Fund	Series A	Indefinite
Marshall Aggregate Bond Fund	Series A	Indefinite
Marshall Emerging Markets Equity Fund	Series A	Indefinite
Marshall Corporate Income Fund	Series A	Indefinite

Investor Class
Marshall Large-Cap Value Fund	Series Y	Indefinite
Marshall Government Income Fund	Series Y	Indefinite
Marshall Short-Intermediate Bond Fund	Series Y	Indefinite
Marshall Mid-Cap Growth Fund	Series Y	Indefinite
Marshall Prime Money Market Fund	Series Y	Indefinite
Marshall Government Money Market Fund	Series Y	Indefinite
Marshall Short-Term Income Fund	Series Y	Indefinite
Marshall Large-Cap Growth Fund	Series Y	Indefinite
Marshall Mid-Cap Value Fund	Series Y	Indefinite
Marshall Intermediate Tax-Free Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Marshall International Stock Fund	Series Y	Indefinite
Marshall Small-Cap Growth Fund	Series Y	Indefinite
Marshall Tax-Free Money Market Fund	Series Y	Indefinite
Marshall Aggregate Bond Fund	Series Y	Indefinite
Marshall Emerging Markets Equity Fund	Series Y	Indefinite
Marshall Core Plus Bond Fund	Series Y	Indefinite
Marshall Corporate Income Fund	Series Y	Indefinite

Institutional Class
Marshall Prime Money Market Fund	Series I	Indefinite
Marshall Government Money Market Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
Marshall Tax-Free Money Market Fund	Series I	Indefinite
Marshall Aggregate Bond Fund	Series I	Indefinite
Marshall Government Income Fund	Series I	Indefinite
Marshall Short-Intermediate Bond Fund	Series I	Indefinite
Marshall Short-Term Income Fund	Series I	Indefinite
Marshall Small-Cap Growth Fund	Series I	Indefinite
Marshall Mid-Cap Growth Fund	Series I	Indefinite
Marshall Mid-Cap Value Fund	Series I	Indefinite
Marshall Large-Cap Growth Fund	Series I	Indefinite
Marshall Large-Cap Value Fund	Series I	Indefinite
Marshall Emerging Markets Equity Fund	Series I	Indefinite
Marshall Core Plus Bond Fund	Series I	Indefinite
Marshall Corporate Income Fund	Series I	Indefinite

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on October 31, 2008 in accordance with Sections 180.1002 and 180.0602 of the Wisconsin Statutes. Shareholder approval was not required. Prior to this Amendment, none of the shares of the Marshall Emerging Markets Equity Fund, Marshall Core Plus Bond Fund or Marshall Corporate Income Fund have been issued.

Executed in duplicate this 11th day of December, 2008.

MARSHALL FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser, President

This instrument was drafted by:

Michele L. Racadio

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Telephone: 414-273-3500